EXHIBIT 10.4

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                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A



                            MANAGEMENT AGREEMENT


                                   among


                  PROVIDENT EQUIPMENT LEASE TRUST 1998-A,
                                 as Issuer,


                                    and


                      INFORMATION LEASING CORPORATION,
                                as Manager,


                                    and


                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                           as Indenture Trustee.


                       Dated as of September 1, 1998







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                             TABLE OF CONTENTS

Section                                                                   Page
--------                                                                  ----

1.       Duties of Manager....................................................2
                  (a)  Duties with Respect to the Indenture and the
                        Depository Agreement..................................2
                  (b)  Duties with Respect to Trust...........................4
                  (c)  Non-Ministerial Matters................................6

2.       Records..............................................................6
         Compensation.........................................................6

4.       Additional Information To Be Furnished to Issuer.....................7

5.       Independence of Manager..............................................7

6.       No Joint Venture.....................................................7

7.       Other Activities of Manager..........................................7

8.       Term of Agreement; Resignation and Removal of Manager................7

9.       Action upon Termination, Resignation or Removal......................9

10.      Notices..............................................................9

11.      Amendments..........................................................10

12.      Successors and Assigns..............................................11

13.      Governing Law.......................................................12

14.      Headings............................................................12

15.      Counterparts........................................................12

16.      Severability........................................................12

17.      Not Applicable to Information Leasing Corporation in Other
          Capacities.........................................................12

18.      Limitation of Liability of Trustee and Indenture Trustee............12

19.      Third-Party Beneficiary.............................................13



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                             TABLE OF CONTENTS
                                (continued)
Section                                                                   Page


20.      Indemnification.....................................................13




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         MANAGEMENT AGREEMENT dated as of September 1, 1998, among
PROVIDENT EQUIPMENT LEASE TRUST 1998-A ("Issuer"), INFORMATION LEASING CORPORATION, an Ohio corporation, as Manager ("Manager"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee ("Indenture Trustee").


                                            RECITALS


         WHEREAS Issuer is issuing 5.28% Class A-1 Lease-Backed Notes, 5.78% Class A-2 Lease-Backed Notes, 5.60% Class A-3 Lease-Backed Notes, 5.75% Class A-4 Lease-Backed Notes and 6.20% Class B Lease-Backed Notes (collectively, the "Notes") pursuant to the Indenture, dated as of September 1, 1998 (as amended and supplemented from time to time in accordance with the provisions thereof, "Indenture"), between Issuer and Indenture Trustee (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix X to the Indenture);

         WHEREAS Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including: (i) the Pooling and Servicing Agreement, (ii) a Depository Agreement, dated September 25, 1998 (the "Depository Agreement"), among Issuer, Indenture Trustee, Manager and The Depository Trust Company, (iii) the Indenture, and (iv) the Trust Agreement (the Pooling and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements");

         WHEREAS pursuant to the Related Agreements, Issuer and Trustee are required to perform certain duties in connection with: (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the
"Collateral") and (b) the beneficial ownership interests in Issuer (the registered Holders of such interests being referred to herein as the "Owners");

         WHEREAS Issuer and Trustee desire to have Manager perform certain of the duties of Issuer and Trustee referred to in the preceding clause, and to provide such additional services consistent with this Agreement and the Related Agreements as Issuer and Trustee may from time to time request;

         WHEREAS Manager has the capacity to provide the services required hereby and is willing to perform such services for Issuer and Trustee on the terms set forth herein;




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         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1.  Duties of Manager.

         (a) Duties with Respect to the Indenture and the Depository Agreement. Manager shall perform all of its duties as Manager and the duties of Issuer and Trustee under the Depository Agreement. In addition, Manager shall consult with Trustee regarding the duties of Issuer and Trustee under the Indenture and the Depository Agreement. Manager shall monitor the performance of Issuer and shall advise Trustee when action is necessary to comply with Issuer's or Trustee's duties under the Indenture and the Depository Agreement. Manager shall prepare for execution by Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of Issuer or Trustee to prepare, file or deliver pursuant to the Indenture or the Depository Agreement. In furtherance of the foregoing, Manager shall take all appropriate action that is the duty of Issuer or Trustee to take pursuant to the Indenture or the Depository Agreement, including, without limitation, such of the foregoing as are required with respect to the following matters (references in this Section are to sections of the Indenture):

                  (i) the preparation of all Officer's Certificates and Opinions of Counsel with respect to any requests by Issuer to Indenture Trustee to take any action under the Indenture (Section 1.2);

                  (ii) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to Indenture Trustee (Section 2.2);

                  (iii) the duty to cause the Note Register to be kept and to give Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.3);

                  (iv) the review of evidence of the destruction, loss or theft of any Notes and the preparation or obtaining of documents or instruments required for the authentication of replacement Notes and the delivery of same to Indenture Trustee (Section 2.4);

                  (v) the furnishing to Indenture Trustee with the names and addresses of Noteholders during any period when Indenture Trustee is not the Note Registrar (Section 2.11);




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                  (vi) the preparation of Issuer Orders and all other
         actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Section 3.1(c));

                  (vii) the preparation and delivery of Issuer Requests for the release of Leases and interests in the related Equipment from the lien of the Indenture (Section 4.3);

                  (viii) the compliance with any written directive of Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Sections 6.3 and 6.16);

                  (ix) the delivery of any Noteholder waiver of an Event of Default to Indenture Trustee (Section 6.13);

                  (x) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to Noteholders of notices with respect to such supplemental indentures (Sections 7.8, 7.9, 7.10, 9.1, 9.2 and 9.3);

                  (xi) the determination of the need to appoint a co-trustee or separate trustee, the selection of such trustee, the preparation of all instruments and agreements necessary or proper for the appointment of such trustee and the preparation of all instruments and agreements necessary to accept the resignation or removal such trustee (Section 7.12);

                  (xii) the notification of Indenture Trustee if the Notes become listed on any exchange (Section 7.15);

                  (xiii) the maintenance of an office for registration of transfer or exchange of Notes (Section 8.2);

                  (xiv) the duty to cause newly appointed Paying Agents, if any, to deliver to Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 8.3);

                  (xv) the direction to the Paying Agents to deposit moneys with Indenture Trustee (Section 8.3);

                  (xvi) the obtaining and preservation of Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the



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                    Notes, the Collateral and each other instrument and
          agreement included in the Trust Estate (Section 8.4);

                  (xvii) the preparation and delivery of all documents, agreements, approvals, notices, Officer's Certificates, and Opinions of Counsel necessary for any merger or consolidation of Issuer (Section 8.4);

                  (xviii) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with
         Section 8.5 of the Indenture, necessary to protect the Trust Estate (Section 8.5);

                  (xix) the notification of Indenture Trustee and the Noteholders of a Servicer Default pursuant to the Pooling and Servicing Agreement (Section 8.7(d));

                  (xx) the delivery of notice to Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by Servicer or Transferor under the Pooling and Servicing Agreement and each default by ILC under the Contribution Agreement (Section 8.9);

                  (xxi) the preparation, execution and filing with the Commission and Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and the transmission of such summaries, as necessary, to the Noteholders (Section 8.12);

                  (xxii) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.5);

                  (xxiii) the monitoring of Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate and the obtaining of the Opinion of Counsel relating thereto (Section 10.1);

         (b) Duties with Respect to Trust. (i) In addition to the duties of Manager set forth above, Manager shall perform such calculations, and shall prepare for execution by Issuer or Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions, as it shall be the duty of Issuer or Trustee to perform, prepare, file or deliver pursuant to the Related Agreements, and at the request of Trustee shall take all appropriate action that it is the duty of Issuer or Trustee to take pursuant to the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of Trustee, Manager shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements)



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as are not covered by any of the foregoing and as are expressly requested by
Trustee and are reasonably within the capability of Manager.

                  (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, Manager shall be responsible for promptly notifying Trustee in the event that any withholding tax is imposed on Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, Manager shall be responsible for performance of the duties of Trustee set forth in Sections 5.5(a), (b), (c) and (d), the penultimate sentence of Section 5.5, and 5.6(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Owner to prepare its Federal and state income tax returns.

                  (iv) Manager shall satisfy its obligations with respect to clauses (ii) and (iii) by retaining, at the expense of the Trust payable by Servicer, a firm of independent certified public accountants (the "Accountants") acceptable to Trustee, which Accountants shall perform the obligations of Manager thereunder. In connection with clause (ii), Accountants will provide prior to November 25, 1998, a letter in form and substance satisfactory to Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

                  (v) Manager shall perform the duties of Manager specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of Trustee, and any other duties expressly required to be performed by Manager under the Trust Agreement.

                  (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, Manager may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from Issuer and shall be, in Manager's opinion, no less favorable to Issuer than would be available from unaffiliated parties.




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                  (vii) Manager hereby agrees to execute on behalf of
         Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of Issuer to prepare, file or deliver pursuant to the Basic Documents or otherwise by law.

         (c) Non-Ministerial Matters. (i) With respect to matters that in the reasonable judgment of Manager are non-ministerial, Manager shall not take any action unless within a reasonable time before the taking of such action Manager shall have notified Trustee of the proposed action and Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (A)      the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by Issuer and the compromise of any action, claim or lawsuit brought by or against Issuer (other than in connection with the collection of the Trust Estate);

                  (C) the amendment, change or modification of the Related Agreements;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Managers or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (E) the removal of Indenture Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, Manager shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements,
         (y) sell the Trust Estate pursuant to Section 6.3 of the Indenture or (z) take any other action that Issuer directs Manager not to take on its behalf.

         2. Records. Manager shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by Issuer, Indenture Trustee and Depositor at any time during normal business hours.

         3. Compensation. As compensation for the performance of Manager's obligations under this Agreement and as reimbursement for its expenses related thereto, Manager shall be entitled to $500 per quarter payable in arrears on each Payment Date, which payment shall be solely an obligation of Servicer.



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         4. Additional Information To Be Furnished to Issuer. Manager shall furnish to Issuer from time to time such additional information regarding the Collateral as Issuer shall reasonably request.

         5. Independence of Manager. For all purposes of this Agreement, Manager shall be an independent contractor and shall not be subject to the supervision of Issuer or Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by Issuer, Manager shall have no authority to act for or represent Issuer or Trustee in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of Issuer or Trustee.

         6. No Joint Venture. Nothing contained in this Agreement: (i) shall constitute Manager and either of Issuer or Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         7. Other Activities of Manager. Nothing herein shall prevent Manager or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Manager for any other Person even though such Person may engage in business activities similar to those of Issuer, Trustee or Indenture Trustee.

         8.       Term of Agreement; Resignation and Removal of Manager.

         (a) This Agreement shall continue in force until the dissolution of Issuer, upon which event this Agreement shall automatically terminate.

         (b) Subject to Section 8(e), Manager may resign its duties hereunder by providing Issuer, Indenture Trustee and Servicer with at least 60 days' prior written notice.

         (c) Subject to Section 8(e), Issuer may remove Manager without cause by providing Manager, Indenture Trustee and Servicer with at least 60 days' prior written notice.

         (d) Subject to Section 8(e), at the sole option of Issuer, Manager may be removed immediately upon written notice of termination from Issuer to Manager, Indenture Trustee and Servicer if any of the following events shall occur:

                  (i) Manager shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such



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         default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of Manager in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for Manager or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) Manager shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for Manager or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         Manager agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to Issuer, Servicer and Indenture Trustee within seven days after the happening of such event.

         (e) Upon Manager's receipt of notice of termination, pursuant to Sections 8(c) or (d), or Manager's resignation in accordance with this Agreement, the predecessor Manager shall continue to perform its functions as Manager under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of: (x) the date 45 days from the delivery to Issuer, Indenture Trustee and Servicer of written notice of such resignation (or written confirmation of such notice) in accordance with this Agreement and (y) the date upon which the predecessor Manager shall become unable to act as Manager, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of Manager's termination hereunder, Issuer shall appoint a successor Manager acceptable to Indenture Trustee, and the successor Manager shall accept its appointment by a written assumption in form acceptable to Indenture Trustee. In the event that a successor Manager has not been appointed at the time when the predecessor Manager has ceased to act as Manager in accordance with this Section, Indenture Trustee without further action shall automatically be appointed the successor Manager and Indenture Trustee shall be entitled to the compensation specified in Section 3. Notwithstanding the above, Indenture Trustee



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shall, if it shall be unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $50,000,000 and whose regular business shall include the performance of functions similar to those of Manager, as the successor to Manager under this Agreement.

         (f) Upon appointment, the successor Manager (including Indenture Trustee acting as successor Manager) shall be the successor in all respects to the predecessor Manager and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Manager and shall be entitled to the compensation specified in Section 3 and all the rights granted to the predecessor Manager by the terms and provisions of this Agreement.

         (g) Except when and if Indenture Trustee is appointed successor Manager, Manager may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to Indenture Trustee. No resignation or removal of Manager pursuant to this Section shall be effective until: (i) a successor Manager shall have been appointed by Issuer and (ii) such successor Manager shall have agreed in writing to be bound by the terms of this Agreement in the same manner as Manager is bound hereunder.

         (h) The appointment of any successor Manager shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a), or the resignation or removal of Manager pursuant to Section 8(b) or
(c), respectively, Manager shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. Manager shall forthwith upon such termination pursuant to Section 8(a) deliver to Issuer all property and documents of or relating to the Collateral then in the custody of Manager. In the event of the resignation or removal of Manager pursuant to Section 8(b) or (c), respectively, Manager shall cooperate with Issuer and Indenture Trustee and take all reasonable steps requested to assist Issuer and Indenture Trustee in making an orderly transfer of the duties of Manager.

         10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:




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         (a)      if to Issuer or Trustee , to

                           Provident Equipment Lease Trust 1998-A
                           c/o First Union Trust Company, National
                           Association
                           One Rodney Square, 1st Floor
                           920 King Street
                           Wilmington, Delaware 19801
                           Attn: Corporate Trust Administration

                  with a copy to:
                           Information Leasing Corporation
                           c/o The Provident Bank
                           One East Fourth Street
                           Cincinnati, Ohio 45202
                           Attn: Treasury Management Services

         (b)      if to Manager, to

                           Information Leasing Corporation
                           c/o The Provident Bank
                           One East Fourth Street
                           Cincinnati, Ohio 45202
                           Attn: Treasury Management Services


         (c)      if to Indenture Trustee, to

                           Norwest Bank Minnesota, National Association
                           Sixth Street and Marquette Avenue
                           Minneapolis, Minnesota 55479
                           Attention: Corporate Trust Services/Asset-Backed Administration

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by Issuer, Manager and Indenture Trustee, with the written consent of Trustee, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement provisions of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement



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or of modifying in any manner the rights of the Noteholders or the
Certificateholders; provided, however, that such amendment shall not, as evidenced by an Opinion of Counsel satisfactory to Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by Issuer, Manager and Indenture Trustee with the written consent of Trustee, Noteholders holding Notes evidencing not less than 662/3% of the Outstanding Principal Amount of the Notes and the Holders of Certificates evidencing not less than 662/3% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Trust Estate or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates that are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates. Notwithstanding the foregoing, Manager may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, 10 days prior thereto), Manager shall furnish written notification of the substance of such amendment or consent to each Certificateholder, Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of the Certificateholders or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         12. Successors and Assigns. This Agreement may not be assigned by Manager unless such assignment is previously consented to in writing by Issuer and Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as Manager is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by Manager without the consent of Issuer or Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to Manager, provided that such successor organization executes and delivers to Issuer, Trustee and Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the



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same manner as Manager is bound hereunder. Subject to the foregoing, this
Agreement shall bind any successors or assigns of the parties hereto.

         13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         15. Counterparts. This Agreement may be executed in counterparts, all of which when so executed shall together constitute but one and the same agreement.

         16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Not Applicable to Information Leasing Corporation in Other Capacities. Nothing in this Agreement shall affect any obligation
Information Leasing Corporation may have in any other capacity.

         18. Limitation of Liability of Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by First Union Trust Company, National Association, not in its individual capacity but solely in its capacity as Trustee of Issuer, and in no event shall First Union Trust Company, National Association, in its individual capacity, or any beneficial owner of Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder, as to all of which recourse shall be had solely to the assets of Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of Issuer thereunder, Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee, and in no event shall Norwest Bank Minnesota, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.



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         19. Third-Party Beneficiary. Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         20. Indemnification. Manager shall indemnify Trustee and Indenture Trustee (and their officers, directors, employees and agents) for, and hold them harmless against, any losses, liability or expense, including attorneys' fees reasonably incurred by them, incurred without negligence or bad faith on their part, arising out of or in connection with (i) actions taken by either of them pursuant to instructions given by Manager pursuant to this Agreement or (ii) the failure of Manager to perform its obligations hereunder. The indemnities contained in this Section shall survive the termination of this Agreement and the resignation or removal of Manager, Trustee or Indenture Trustee.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 PROVIDENT EQUIPMENT LEASE TRUST
                                 1998-A

                                 By:  FIRST UNION TRUST COMPANY,
                                      NATIONAL ASSOCIATION, not in its
                                      individual capacity but solely as
                                      Trustee on behalf of Issuer and on its
                                      own behalf as Trustee under the
                                      Trust Agreement,


                                 By: /s/ Doris J. Krick
                                     -----------------------------------------
                                 Name:   Doris J. Krick
                                 Title:  Vice President


                                 NORWEST BANK MINNESOTA, NATIONAL
                                 ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,


                                 By: /s/ Marianna C. Stershic
                                     ------------------------------------------
                                 Name:   Marianna C. Stershic
                                 Title:   Assistant Vice-President






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                                    INFORMATION LEASING CORPORATION,
                                    as Manager,


                                    By: /s/ Vincent D. Rinaldi
                                       ---------------------------------
                                    Name:   Vincent D. Rinaldi
                                    Title:  President




                                               15

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